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                                                                   Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 19, 1997, appearing on page F-1 of College Television Network, Inc.'s Annual Report on Form 10-KSB for the year ended October 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.



Pricewaterhouse Coopers LLP

Atlanta, Georgia

July 30, 1998